SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant [x]
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Check the appropriate box:
[ ]Preliminary Proxy Statement                 [ ]Confidential, for Use of the
[ ]Definitive Proxy Statement                     Commission Only (as permitted
[X]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                              CENTRAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of Filing Fee (Check the appropriate box):
[x]   No fee required.
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      0-11.

      1.  Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3. Per  unit  price  or other  underlying  value  of  transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value of transaction:

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[ ]   Check box if any part of the fee is offset as provided by Exchange  Act
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      4. Date Filed:

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

                       [CENTRAL BANCORP, INC. LETTERHEAD]

For More Information:

William P. Morrissey                                        Release: Immediately
Senior Vice President
(617) 628-4000


                     CENTRAL BANCORP RESPONDS TO ALLEGATIONS
                             IN PL CAPITAL LAWSUIT

SOMERVILLE,  MASSACHUSETTS,  October 2, 2002 - Central  Bancorp,  Inc.  (NASDAQ:
CEBK) today denounced the allegations in a lawsuit filed by PL Capital Group in Massachusetts Federal District Court to challenge the adjournment of the 2002 Annual Meeting until October 11, 2002.

On  September  30, 2002,  Central  Bancorp  convened its 2002 Annual  Meeting of
Stockholders. In light of the importance of the election of directors at the meeting and the fact that a significant number of shares were not present in person or by proxy at the annual meeting, the Chairman determined to leave the voting polls open until October 11, 2002 to allow the greatest number of stockholders to cast their votes.


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